                                                                Exhibit 10.5
                                    EXHIBIT J


                                 FORM OF WARRANT



THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.


                       VALUE CITY DEPARTMENT STORES, INC.

                          COMMON STOCK PURCHASE WARRANT

No. [W-]                                                      ___________, 2002


                                                Warrant to Purchase 1,477,396(1)
                                                          Shares of Common Stock


         VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (the "Company"), for value received, hereby certifies that Cerberus Partners, L.P., a Delaware limited partnership, or its registered assigns (the "Holder"), is entitled to purchase from the Company 1,477,396 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (the "Common Stock"), at a purchase price equal to the Purchase Price (this "Warrant"), at any time or from time to time but prior to 5:00 P.M., New York City time, on ________(2) (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant; PROVIDED, that the purchase price per share of Common Stock hereunder shall not in any event be less than the par value of the Common Stock. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Financing Agreement.

         1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:


---------------------------
(1)   Each warrant is for one half of 2,954,793 shares.

(2) Expiration Date will be ten years from the date of issuance of the warrant.

         "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.2(b) or 3.5(b), deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than

         (a) shares issued upon the exercise of the Financing Warrants,

         (b) such number of additional shares as may become issuable upon the exercise of the Financing Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to the Financing Warrants as in effect on the date hereof,

         (c) up to 5,000,000 shares of Common Stock (and following June 11, 2007, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Company, including (i) shares of Common Stock or options exercisable therefor, issued or to be issued under the Company's 2000 Stock Option Plan as in effect on the date hereof or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Company or any of its Subsidiaries, in each case adopted or assumed after such date by the Company's Board of Directors; PROVIDED in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Company's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (ii) shares of restricted stock issued by the Company to executive officers of the Company, and (iii) shares of Common Stock issued by the Company as charitable gifts; PROVIDED; HOWEVER, that all options exercisable for shares of Common Stock granted to executive officers of the Company or its Subsidiaries during the six months following the date hereof shall have an exercise price of no less than $4.50 per share, and

         (d) (i) shares of Common Stock issued upon conversion of the Convertible Facility and (ii) such additional number of shares as may become issuable upon the exercise of any such securities by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities as in effect on the date hereof.

         "AGGREGATE PURCHASE PRICE" shall have the meaning set forth in Section 2.1(a).

         "BUSINESS DAY" shall mean any day other than a Saturday or a Sunday or any day on which national banks are authorized or required by law to close. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

         "COMMISSION" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

         "COMMON STOCK" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other


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


stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         "COMPANY" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with
Section 4.

         "CONVERSION" shall have the meaning assigned to it in Section 3.1(b).

         "CONVERTIBLE FACILITY" shall mean that certain Amended and Restated Senior Subordinated Convertible Loan Agreement dated as of June 11, 2002, among the Company, Cerberus Partners, L.P. and SSC.

         "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

         "CURRENT MARKET PRICE" shall mean, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

         "EBITDA" shall mean, with respect to any Person for any period, the consolidated Net Income of such Person and its Subsidiaries for such period, PLUS without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period to the extent deducted in determining consolidated Net Income of such Person and its Subsidiaries for such period: (A) Interest Expense, (B) federal, state, local and foreign income tax expense, (C) depreciation expense, (D) amortization expense and (E) expenses incurred in connection with the Financing Agreement, the Convertible Facility, the Revolving Credit Facility, the refinancing of the Company's existing credit facilities and subsequent refinancing of the Company.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "EXPIRATION DATE" shall have the meaning assigned to it in the introduction to this Warrant.

         "FAIR VALUE" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or Holder; PROVIDED, however, that at the request of the Holder, the Fair Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

         "FINANCING AGREEMENT" shall mean that certain Financing Agreement, dated as of June 11, 2002, among the Company, certain subsidiaries of the Company, Cerberus Partners, L.P. and SSC.

         "FINANCING WARRANTS" shall mean all warrants issued pursuant to the Financing Agreement.

         "HOLDER" shall have the meaning assigned to it in the introduction to this Warrant.

         "INITIAL HOLDERS" shall mean Cerberus Partners, L.P. and SSC.

         "INTEREST EXPENSE" shall mean, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person).

         "MARKET PRICE" shall mean, on any date specified herein, the amount per share of the Common Stock, equal to (i) the last reported sale price of such Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted for trading, (ii) if such Common Stock is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of the Common Stock on such date, (iii) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, (iv) if trading in such Common Stock is quoted in the over-the-counter market, the average of the closing bid and asked prices of the Common Stock on such date as shown on the OTC Bulletin Board, or (v) if such Common Stock is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or Holder; PROVIDED, however, that at the request of the Holder, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and PROVIDED, further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

         "NASD" shall mean the National Association of Securities Dealers, Inc.


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


         "NET INCOME" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Net Income (without duplication) (a) any extraordinary or non-recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) effects of discontinued operations and (d) interest income.

         "NEW ISSUANCE PRICE" shall have the meaning set forth in Section 3.2.

         "OPTIONS" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

         "OTHER SECURITIES" shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Financing Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Financing Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         "PERSON" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

         "PURCHASE PRICE" shall mean initially $4.50 per share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement, dated as of the date hereof among the Company and the Initial Holders.

         "RESTRICTED SECURITIES" shall mean (i) any Financing Warrants bearing the applicable legend set forth in Section 10.1, (ii) any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of Financing Warrants which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in Section 10.1, and (iii) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Financing Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in Section10.1.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

         "SSC" shall mean Schottenstein Stores Corporation.

         "WARRANT" shall have the meaning assigned to it in the introduction to this Warrant.

         "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with Section 2, (b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Warrant and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses
(a) and (b).

         2. EXERCISE OF WARRANT.

         2.1. MANNER OF EXERCISE; PAYMENT OF THE PURCHASE PRICE. (a) Except as set forth in Section 2.1(c) below, this Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form (the "Aggregate Purchase Price"). Any partial exercise of this Warrant shall be for a whole number of Warrant Shares only.

         (b) Payment of the Aggregate Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of all or any part of the unpaid principal amount of the then-outstanding Obligations (as defined in the Financing Agreement) in an amount equal to the Aggregate Purchase Price,
(iii) by cancellation of such number of the shares of Common Stock otherwise issuable to the Holder upon such exercise as shall be specified for cancellation in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the Aggregate Purchase Price attributable to such shares shall equal the Aggregate Purchase Price attributable to the shares of Common Stock to be issued upon such exercise, in which case such excess amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such number specified for cancellation, or
(iv) by surrender to the Company for cancellation certificates representing shares of Common Stock of the Company owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the Aggregate Purchase Price.

         (c) The portion of the Warrant that constitutes the Allocated Warrants (as defined in the Convertible Facility) shall not be exercisable by the Holder from the date on which the Holder receives the Buyout Exercise Notice (as defined in the Convertible Facility) until the date which is 31 days after the receipt by the Holder of the Buyout Exercise Notice, unless such Buyout Exercise Notice involves a Referred SSC Transaction (as defined in the Convertible Facility) in which case, this Section 2.1(c) shall not apply to such Buyout Exercise Notice, and the Warrant shall continue to be exercisable in full.

         2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which


                                       6
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this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in Section 2.1, and, to the extent permitted by law, at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

         2.3. DELIVERY OF STOCK CERTIFICATES, ETC.; CHARGES, TAXES AND EXPENSES.
(a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within two Business Days thereafter, the Company shall cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 10, as the Holder may direct,

            (i) a certificate or certificates for the number of shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise, and

            (ii) in case such exercise is for less than all of the shares of Common Stock purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the shares of Common Stock purchasable hereunder.

         (b) Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of this Warrant being exercised or exchanged.

         2.4. TAX BASIS. The Company and the Holder shall mutually agree as to the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended, and the treatment of this Warrant under such Code by each of the Company and the Holder shall be consistent with such agreement.

         3. ADJUSTMENT OF PURCHASE PRICE AND COMMON STOCK ISSUABLE UPON
EXERCISE.

         3.1. ADJUSTMENT OF NUMBER OF SHARES.

         (a) Upon each adjustment of the Purchase Price as a result of the calculations made in this Section 3, except to the extent the Purchase Price is adjusted pursuant to Section 3.10 hereof, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (b) In the event that, prior to the exercise in full of this Warrant, the Company issues any shares of Common Stock upon the conversion of Convertible Securities outstanding


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on the date hereof (including, without limitation, the Convertible Facility) (a
"Conversion"), the number of Warrant Shares issuable upon the exercise of this Warrant (whether or not this Warrant has been partially exercised) shall be automatically increased by the number of shares equal to 4.375% of the shares of Common Stock issued upon such Conversion, and the Purchase Price shall not be adjusted in connection with such increase. Any adjustments made to the Purchase Price or the number of Warrant Shares issuable upon exercise of the Warrant prior to such Conversion shall be made as if the Warrant were initially exercisable for such increased number of shares. Upon each such Conversion, the Company shall promptly deliver to the Holder the report required by Section 7 hereof.

         3.2. ADJUSTMENT OF PURCHASE PRICE FOR NEW ISSUANCES.

         (a) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.2(b) and excluding shares issued pursuant to Section 3.3) without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to such issue or sale (the "New Issuance Price"), then, and in each such case, subject to Section 3.8, the Purchase Price shall be reduced concurrently with such issue or sale, to the New Issuance Price.

         (b) TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. Shares of Additional Shares of Common Stock shall be deemed issued if the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable) for a consideration per share (determined pursuant to Section 3.6) that is less than the Purchase Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading). Such issuance shall be deemed to occur (i) as of the time of such issue, sale, grant or assumption of the Convertible Securities or Options or (ii) in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading). No further adjustment of the Purchase Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         3.3. EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock other than (a) a dividend payable in shares of Common Stock subject to Section 3.4, or (b) a regularly scheduled cash dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles or (c) a deemed issuance of Additional Shares of Common Stock pursuant to Section 3.2(b), in each such case, subject to Section 3.8, adequate provision shall be made so that the Holder shall receive, upon Warrant exercise, a pro rata share of such dividend or other distribution based upon the maximum number of shares of Common Stock at the time issuable to the Holder (determined without regard to whether the Warrant is exercisable at such time); PROVIDED, however, that if pursuant to
Section 2.1(c) the Allocated Warrants are assigned to SSC, then that portion of the Holder's pro rata share of such dividend or other distribution attributable to the Allocated Warrants shall be deemed assigned to SSC along with the Allocated Warrants.

         3.4. TREATMENT OF STOCK DIVIDENDS, STOCK SPLITS, ETC. In case the Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased and the Purchase Price shall be proportionately decreased. In case the Company at any time or from time to time after the date hereof shall effect any combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares of Common Stock, then, and in each such case, the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased and the Purchase Price shall be proportionately increased. Any adjustment made under this Section shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

         3.5. ADJUSTMENT OF PURCHASE PRICE FOR OTHER ISSUANCES.

         (a) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.5(b)) for a consideration per share less than the Current Market Price but greater than the Purchase Price in effect immediately prior to such issue or sale, then, and in each such case, subject to
Section 3.8, the Purchase Price shall be reduced concurrently with such issue or sale, to a price (calculated to the nearest .01 of a cent) determined by multiplying such Purchase Price by a fraction

                 (x) The numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price, and

                 (y) The denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, PROVIDED that, for the purposes of this Section 3.5, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 3.5(b), such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

         (b) TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable) and the consideration per share (determined pursuant to
Section 3.6) of the shares issuable upon the exercise of such Options or, in the case of Convertible Securities and the Options therefor, the conversion or exchange of such Convertible Securities would be less than the Current Market Price but greater than Purchase Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued for the purposes of Section 3.5 as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, PROVIDED, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

            (i) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by any Person or group of Persons of any specified number or percentage of the voting securities of the Company or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

            (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                  (x) in the case of Options for Common Stock or Convertible
            Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                  (y) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3.6) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised; and

            (iv) no readjustment pursuant to subdivision (ii) or (iii) above shall have the effect of decreasing the Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

         3.6. COMPUTATION OF CONSIDERATION. For the purposes of this Section 3,

            (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

            (i) insofar as it consists of cash, be computed at the gross cash proceeds to the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

         (ii) insofar as it consists of property (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

         (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of 'Fair Value' herein; and

         (b) Additional Shares of Common Stock deemed to have been issued pursuant to Sections 3.2(b) and 3.5(b), relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

         (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

         (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         3.7. DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 3, the purchase rights, if any, with respect to such Other Securities, granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 3 with respect to the Purchase Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

         3.8. DE MINIMIS ADJUSTMENTS. If the amount of any adjustment of the Purchase Price required pursuant to Section 3.5 would be less than one tenth (1/10) of one percent (1%) of the Purchase Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least one tenth (1/10) of one percent (1%) of such Purchase Price. All calculations under this Warrant shall be made to the nearest one-hundredth of a share.

         3.9. ABANDONED DIVIDEND OR DISTRIBUTION. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed; PROVIDED, however, that no additional Purchase Price or any other adjustment shall be required with regard to Warrant Shares that have been issued upon exercise of the Warrant prior to such abandonment.

         3.10. PURCHASE PRICE RESET. If the consolidated EBITDA of the Company and its subsidiaries for the fiscal year ending February 1, 2003, is less than $90,000,000 or the combined, unconsolidated EBITDA of each of the Company (excluding Subsidiaries), Value City Limited Partnership, Value City of Michigan, Inc. GB Retailers, Inc., Gramex Retail Stores, Inc., VCD, Ltd. and any Person acquired after the date hereof that operates Value City department stores is less than $35,000,000 in the aggregate, then effective as of the close of business on February 1, 2003, the Purchase Price shall be reduced to $4.00 per share and the number of shares issuable upon exercise of this Warrant shall be increased to give effect to all adjustments as provided in this Section 3 which were made prior to February 3, 2003, as if the Purchase Price on the date hereof had been $4.00 per share.

         4. CONSOLIDATION, MERGER, ETC.

         4.1. ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE OF ASSETS, REORGANIZATION, ETC. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification for which adjustment in the Purchase Price and the number of shares of Common Stock obtainable upon exercise of this Warrant is provided in Section 3.4), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5, PROVIDED that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder of this Warrant shall be entitled to receive the highest amount of securities, cash or other property to which it would actually have been entitled as a shareholder if the Holder of this Warrant had exercised this Warrant, including the payment of the Purchase Price in accordance with Section 2.1(b) hereof, prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Section 3 through 5.

         4.2. ASSUMPTION OF OBLIGATIONS. Notwithstanding anything contained in this Warrant or in the Financing Agreement to the contrary, the Company shall not effect any of the transactions described in clauses (a) through (d) of
Section 4.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligations of the Company under the Registration Rights Agreement and (c) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive. Nothing in this Section 4 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Financing Agreement.

         5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 3 or Section 4 hereof are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such Sections, then in each such case, the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to preserve, without dilution, the purchase rights represented by this Warrant.

         6. NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, and (c) shall not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's articles of organization and available for the purpose of issue upon such exercise.

         7. ACCOUNTANTS' REPORT. In each case of any adjustment or readjustment in the number of shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant or in the Purchase Price, including, without limitation, pursuant to Section 3.1, 3.2, 3.4, 3.5 or 3.10, the Company at its sole expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued under Section 3, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Company shall forthwith mail a copy of each such report to each holder of a Warrant. In the event that a holder of a Warrant disagrees with such report, the Company shall cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to review and verify or revise such computation (other than any computation of the Fair Value of property) and report. The Company shall also keep copies of all such reports at its principal office and shall cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

         8. NOTICES OF CORPORATE ACTION. In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any consolidation or merger involving the Company and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company to any other Person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

         9. REGISTRATION OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange, shall register under the Exchange Act and shall maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

         10. RESTRICTIONS ON TRANSFER.

         10.1. RESTRICTIVE LEGENDS. Except as otherwise permitted by this
Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE

      EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.

Except as otherwise permitted by this Section 10, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

         10.2. TRANSFER TO COMPLY WITH THE SECURITIES ACT. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of (a "Transfer"), in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

         10.3. NOTICE OF TRANSFER. Each Holder shall, prior to any Transfer of any Warrants, give written notice to the Company of such Holder's intention to Transfer.

         10.4. TERMINATION OF RESTRICTIONS. The restrictions imposed by this
Section 10 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the reasonable opinion of both counsel for the Holder and counsel for the Company, such restrictions are no longer required or necessary in order to protect the Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 10.1.

         10.5. EXEMPT TRANSFERS. The restrictions on the transfer of this Warrant or the Warrant Shares set forth in this Section 10 shall not apply to any transfer to an affiliate of the Holder or to any transfer to any other Person, PROVIDED that such transfer is made in compliance with the provisions of the Securities Act and state securities laws.

         11. RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of this Warrant. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges. The transfer agent for the Common Stock, and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such transfer agent with duly executed stock certificates for such purpose. All Warrants surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

         12. REGISTRATION AND TRANSFER OF WARRANTS, ETC.

         12.1. WARRANT REGISTER; OWNERSHIP OF WARRANTS. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant agent or the transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

         12.2. TRANSFER OF WARRANTS. Subject to compliance with Section 10, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

         12.3. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this

Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12.4. ADJUSTMENTS TO PURCHASE PRICE AND NUMBER OF SHARES. Notwithstanding any adjustment in the Purchase Price or in the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of shares of Common Stock as are stated in this Warrant, as initially issued.

         12.5. FRACTIONAL SHARES. Notwithstanding any adjustment pursuant to
Section 3 in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock on the date of Warrant exercise.

         13. REMEDIES; SPECIFIC PERFORMANCE. The Company stipulates that there would be no adequate remedy at law to any Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

         14. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         15. NOTICES. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any nationally-recognized courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:                         Value City Department Stores, Inc.
                                           3241 Westerville Road
                                           Columbus, OH 43224
                                           Attn: James A. McGrady
                                           Fax No. (614) 478-2721


with copies to:                            Porter, Wright, Morris & Arthur LLP
                                           41 S. High Street
                                           Columbus, OH 43215
                                           Attn:  Robert J. Tannous
                                           Fax No.  (614) 227-2100


If to Holder:                              Cerberus Partners, L.P.
                                           450 Park Avenue
                                           New York, New York 10022
                                           Attn:  Lenard Tessler
                                           Fax No. (212) 758-5305

with copies to:                            Schulte Roth & Zabel LLP
                                           919 Third Avenue
                                           New York, New York 10022
                                           Attn:  Stuart D. Freedman, Esq.
                                           Fax No. (212) 593-5955

         All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; PROVIDED, that the exercise of any Warrant shall be effective in the manner provided in Section 2.

         16. AMENDMENTS. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the Company and the Holder.

         17. DESCRIPTIVE HEADINGS, ETC. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

         19. REGISTRATION RIGHTS AGREEMENT. The shares of Common Stock (and Other Securities) issuable upon exercise of this Warrant (or upon conversion of any shares of Common Stock issued upon such exercise) shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). Each Holder shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such Holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such Holder as a holder of such Registrable Securities.

         20. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 p.m., New York City time, on ________________.(3)

         21. COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Warrant, the Company agrees and the Holder, by taking and holding this Warrant agrees, that the prevailing party shall recover from the non-prevailing party all of such prevailing party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.


                [Remainder of this page intentionally left blank]




--------------------------
(3) Expiration Date will be ten years from the date of issuance of the warrant.

         IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of the date first above written.

                                    VALUE CITY DEPARTMENT STORES, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                                  EXHIBIT A to
                                                  COMMON STOCK PURCHASE WARRANT



                                     FORM OF
                           ELECTION TO PURCHASE SHARES

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ shares of Common Stock, no par value per share ("Common Stock"), of VALUE CITY DEPARTMENT STORES, INC. and hereby makes payment of $________ therefor [or] makes payment therefor by application pursuant to Section 2.1(b)(ii) of the Warrant of $_______ aggregate principal amount of the then-outstanding Obligations (as defined in the Financing Agreement) [or] makes payment by reduction pursuant to Section 2.1(b)(iii) of the Warrant of the number of shares of Common Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares [or] makes payment therefor by delivery of the following Common Stock Certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 2.1(b)(iv) of the Warrant, certificates of which are attached hereto for cancellation [list certificates by number and amount]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
         ----------------------------------------------------------------------
                                     (NAME)

-------------------------------------------------------------------------------
                           (ADDRESS, INCLUDING ZIP CODE)

-------------------------------------------------------------------------------
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
           --------------------------------------------------------------------
                                     (NAME)

-------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

         If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                 (NAME OF HOLDER

-------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
           --------------------------------------------------------------------
                                (NAME OF HOLDER)

-------------------------------------------------------------------------------
                          (ADDRESS, INCLUDING ZIP CODE)


Dated: ____________, 20__                      NAME OF HOLDER

                                         By
                                           ------------------------------------
                                           Name:
                                           Title:

                                                  EXHIBIT B to
                                                  COMMON STOCK PURCHASE WARRANT


                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, no par value per share ("Common Stock") of VALUE CITY DEPARTMENT STORES, INC. represented by the Warrant, with respect to the number of shares of Common Stock set forth below:


NAME OF ASSIGNEE                 ADDRESS               NO. OF SHARES




and does hereby irrevocably constitute and appoint ________ Attorney to make such transfer on the books of maintained for that purpose, with full power of substitution in the premises.

Dated: _______________, 20__                        NAME OF HOLDER

                                                 By
                                                   ----------------------------
                                                   Name:
                                                   Title: